INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement            [ ] Confidential, For Use of the
[X] Definitive Proxy Statement                 Commission Only (as permitted
[ ] Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ] Soliciting Material Pursuant to
    Section 240.14a-12

                             NUPRO INNOVATIONS INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1) Amount previously paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

                             NUPRO INNOVATIONS INC.
            3296 East Hemisphere Loop, Tucson, Arizona USA 85706-5013

            ---------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON FRIDAY APRIL 20, 2001
            ---------------------------------------------------------

To Our Shareholders:

     The 2001 Annual Meeting of Shareholders of NUPRO INNOVATIONS INC., a Delaware corporation (the "Company"), will be held in Mexico at the Armida Hotel, Carretera Internacional Salida Norte, Guaymas, Sonora, Mexico CP 85420 at 10:00 a.m., Mountain Standard Time, for the following purposes:

     1.   To elect five (5) directors to serve for the ensuing year;

     2. To ratify the selection of S.E. Clark & Company P.C. as independent auditors for the Company for the fiscal year ending December 31, 2001;

     3. To transact such other business as properly may come before the meeting or any postponement(s) or adjournment(s) thereof. Management is presently aware of no other business to come before the meeting.

     The Board of Directors has fixed the close of business on March 5, 2001, as the record date (the "Record Date") for the determination of the shareholders entitled to notice of and to vote at the meeting or any postponement or adjournment thereof. Shares of common stock of the Company can be voted at the meeting only if the holder is present at the meeting in person or by valid proxy. A copy of the Company's 2000 Annual Report, which includes audited financial statements, is being mailed with this Notice and Proxy Statement to all shareholders of record on the Record Date.

     Management of the Company cordially invites you to attend the Annual Meeting. Your attention is directed to the attached Proxy Statement for a discussion of the foregoing proposals and the reasons why the Board of Directors encourages you to vote for approval of such proposals.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED SHAREHOLDER'S PROXY AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                 By Order of the Board of Directors


                                 /s/ Elke Veselinovic

                                 Elke Veselinovic
                                 Treasurer

Tucson, Arizona
March 21, 2001

--------------------------------------------------------------------------------
                             NUPRO INNOVATIONS INC.
            3296 East Hemisphere Loop, Tucson, Arizona USA 85706-5013
--------------------------------------------------------------------------------

                                 PROXY STATEMENT
            ---------------------------------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON FRIDAY, APRIL 20, 2001

            ---------------------------------------------------------

     This Proxy Statement is being furnished to shareholders of NuPro Innovations Inc., a Delaware corporation (the "Company" or "NuPro"), in connection with the solicitation of proxies by the Board of Directors for use at the 2001 Annual Meeting of Shareholders of the Company to be held on Friday, April 20, 2001, at 10:00 a.m., Mountain Standard Time, to be held in Mexico at the Armida Hotel, Carretera Internacional Salida Norte, Guaymas, Sonora, Mexico CP 85420, and any adjournment or postponement thereof (the "Annual Meeting"). A copy of the Notice of the Annual Meeting accompanies this Proxy Statement. This Proxy Statement and the accompanying form of Proxy Card are being mailed on or about March 21, 2001.

SOLICITATION AND REVOCATION OF PROXIES

     Only shareholders of record at the close of business on March 5, 2001 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. On the Record Date, 14,341,575 shares of Common Stock, $.001 par value (the "Common Stock"), were issued and outstanding. Each holder of Common Stock is entitled to one vote, exercisable in person or by proxy, for each share of the Company's Common Stock held of record on the Record Date.

     At the Annual Meeting, five (5) directors are to be elected to serve for a term of one year or until their respective successors are elected and qualified. Each shareholder present at the Annual Meeting, either in person or by proxy, is entitled to one vote per share of Common Stock of the Company held by each such shareholder on the Record Date.

     All valid proxies received before the Annual Meeting and not revoked will be exercised. All shares represented by proxy will be voted, and where a shareholder specifies by means of his or her proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specifications so made. If the signed proxy is returned without instructions and authority to vote is not specifically withheld, the persons named in the proxy solicited by the Board of Directors intend to vote for the election of the nominees for director listed below and for each matter named in this Proxy Statement. Any shareholder giving a proxy has the power to revoke it at any time prior to the time they are voted by: (a) delivering to the Secretary of the Company a written instrument of revocation bearing a date later than the date of the proxy; or (b) duly executing and delivering to the Secretary of the Company a subsequent proxy relating to the same shares; or (c) attending the meeting and voting in person, provided that the shareholder notifies the Secretary of the meeting of his or her intention to vote in person at any time prior to the voting of the proxy. In order to vote their shares in person at the meeting, shareholders who own their shares in "street name" must obtain a special proxy card from their broker.

     The cost of soliciting proxies, including the cost of preparing and mailing the Notice and Proxy Statement, will be paid by the Company. Solicitation will be primarily by mailing this Proxy Statement to all shareholders entitled to vote at the meeting. Proxies may be solicited by officers and directors of the Company personally or by telephone or facsimile, without additional compensation. The Company may reimburse brokers, banks, and others holding shares in their names for others for the cost of forwarding proxy materials and obtaining proxies from beneficial owners.

         The Board of Directors does not know of any matters other than (i) the election of five (5) directors for the ensuing year, and (ii) the ratification of the independent auditors that are expected to be presented for consideration at the Annual Meeting. However, if other matters properly come before the meeting, the persons named in the accompanying proxy intend to vote thereon in accordance with their judgment.

VOTING RIGHTS

     The shareholders of record of the Company's Common Stock at the close of trading on the Record Date, are entitled to vote on matters to come before the Annual Meeting.

     Each share of Common Stock is entitled to one vote on each matter submitted to vote. The affirmative vote of the holders of a majority of shares of the Common Stock present in person or represented by proxy at the Annual Meeting will be required to approve and adopt each of the proposals.

     The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date ("Quorum"). Shares that are voted "FOR", "AGAINST", or "ABSTAIN" in any matter are treated as being present at the meeting for purposes of establishing the Quorum, but only shares voted "FOR" or "AGAINST" are treated as shares "represented and voting" at the Meeting (the "Votes Cast") with respect to a particular matter. Accordingly, abstentions and broker non-votes will be counted for the purposes of determining the presence or absence of the Quorum for the transaction of business, but will not be counted for the purposes of determining the number of Votes Cast with respect to a proposal.

                              ELECTION OF DIRECTORS

GENERAL INFORMATION

     The number of directors authorized by the Bylaws of the Company is one or more, as determined by the Board of Directors. The Board of Directors has determined the Board to consist of five (5) members. Pursuant to the Bylaws, officers of the Company serve at the pleasure of the Board of Directors.

     All directors who are elected will hold office until the next annual meeting of shareholders or the election and qualification of their successors.

     If any nominee should become unavailable for any reason, which the Board of Directors does not anticipate, the proxy will be voted for any substitute nominee or nominees who may be selected by the Board of Directors prior to or at the Annual Meeting, or, if no substitute is selected by the Board of Directors prior to or at the Annual Meeting, for a motion to reduce the present membership of the Board of Directors to the number of nominees available and to create an additional vacancy to be filled by the Board of Directors. The information concerning the nominees and their share holdings in the Company has been furnished by them to the Company.

INFORMATION CONCERNING DIRECTORS, NOMINEES, AND OFFICERS

     The  following  table  sets  forth  information   regarding  the  officers,
directors, and director nominees of the Company.

                                                                                                         YEAR BECAME
NAME                                    POSITION WITH THE COMPANY                        AGE               DIRECTOR
----                                    -------------------------                        ---               --------
Luba Veselinovic                        President, Chief Executive Officer               62                    --
Lawrence J. McEvoy Jr.*                 Secretary, Director                              68                  1998
Elke Veselinovic*                       Treasurer, Director                              59                  1998
Ernesto Zaragoza de Cima*               Vice President, Director                         47                  1998
Charles H. Green*                       Director                                         43                  2000
Reiner Becker*                          Director                                         39                  2000

----------
*    Director nominee for the ensuing year

LUBA VESELINOVIC

     Was elected President and Chief Executive Officer of the Company effective June 1, 1999. Mr. Veselinovic has served as Chairman of the Company's Advisory Council since June 1998 and serves as President and Chief Executive Officer of the Company pursuant to a Secondment Agreement (as defined below) between the Company and Krida Overseas Trading and Investment Limited, an entity incorporated in Cyprus ("Krida Overseas"), which is controlled by Mr. Veselinovic. Mr. Veselinovic devotes 100% of his professional time to the business affairs of the Company. Mr. Veselinovic has been employed by Krida Overseas, which is primarily a stock holding company, as a consultant since 1989 and has provided consultant services to both the Company and the Company's predecessor, TracTop Distributing, Inc. Mr. Veselinovic, through NAFTA Technology, Trading and Consulting, was retained in the position of Director of Technology and Manufacturing for the Company from June 1998 to June 1999. He was previously retained in a similar position by TrucTech. NAFTA Technology, Trading and Consulting is owned by Mr. Veselinovic's spouse, Elke Veselinovic, who is the Treasurer and a director of the Company.

     From 1972 to 1988, Mr. Veselinovic founded and was the President of Plastics Group Technologies Inc., which was an OEM integrated manufacturer specializing in the automotive and computer industries with approximately 750 employees. Mr. Veselinovic has developed several technologies including the NuPro Material. Mr. Veselinovic received his Bachelor's Degree in Electro-Chemistry from the College for Electro-Chemistry in Belgrade, Yugoslavia in 1959.

LAWRENCE J. MCEVOY JR.

     Has served as Secretary and a director of the Company since June 1998. Mr. McEvoy devotes approximately 10% of his professional time to the business affairs of the Company. Mr. McEvoy has practiced law in private practice as a member of the Georgia bar with the law firm of Bynum, Lewis & McEvoy from 1997 to present and the law firm of McEvoy & Broadbear from 1987 to 1997. Mr. McEvoy received his Juris Doctorate degree from the University of Virginia in 1965.

ELKE VESELINOVIC

     Has served as Treasurer and a director of the Company since June 1998. Mrs. Veselinovic devotes 100% of her professional time to the business affairs of the Company. From 1989 to 1998, Mrs. Veselinovic served as President of TrucTech, Inc., a Georgia corporation that was a research and development company for the NuPro Material. From 1972 to 1988 she was Treasurer of Plastics Group Technologies Inc., a Canadian integrated supplier of automotive and computer components to major industries. Mrs. Veselinovic is Luba Veselinovic's wife. Mrs. Veselinovic received a Degree from the Business College in Bad Segeberg, Germany in 1959.

ERNESTO ZARAGOZA DE CIMA

     Has served as a director of the Company since June 1998 and was elected Vice President of the Company effective June 1, 1999. Mr. Zaragoza devotes approximately 10% of his professional time to the business affairs of the Company. Mr. Zaragoza de Cima has also served as the President of NuPro Innovation de Mexico, S.A. de C.V., a majority owned subsidiary of the Company, since 1998. From 1983 to present, Mr. Zaragoza de Cima has also served as the president of a number of family-owned businesses in the State of Sonora, Mexico. Such businesses include real estate entities such as Inversiones de Guaymas, S.A. de C.V., Arrendadora Comercial de Sonora, Zarci, S.A. de C.V., and Kori, S.A. de C.V., a construction entity named Hulzar, S.A. de C.V., a bakery store entity named Pan Rico, S.A. de C.V., a ranching operation named Rancho La Noria, a hunting corporation called Club Solimar, and TopTrac, S.A. de C.V. Mr. Zaragoza received a Bachelor's Degree of Business Administration from Instituto Tecnologico de Estudios Superiores de Monterrey in Mexico in 1977.

CHARLES H. GREEN

     Has served as a director of the Company since January 2000. Prior to becoming a director, Mr. Green served on the Company's Advisory Council since June 1998. Mr. Green served as Vice President of the SBA Division of U.S. Bank from 1998 to present. From 1992 to 1998, Mr. Green served as Managing Member of Southeast Capital Associates LLC, an Atlanta-based commercial banking firm that assisted in financing small business, which dissolved in 1998. Mr. Green received his Bachelor's of Science in Finance from the University of Alabama in 1979.

REINER BECKER

     Has served as a director of the Company since January 2000. Mr. Becker has been a self-employed management consultant since 1993. Mr. Becker received his Bachelor's Degree in Business Economics from the University of Saarland in Saarbruecken, Germany.

NOMINEES

     The current directors have agreed to stand for re-election. The Board of Directors proposes the election of all five of the current directors who have agreed to stand for re-election.

     It is intended that proxies received by the Company in response to this solicitation by the Board of Directors will be voted in accordance with the instructions noted thereon or, if no instructions are indicated, in favor of the election of all of the persons named in the table set forth above to be directors of the Company for a term of one year and until their successors are elected and qualified.

COMPENSATION OF DIRECTORS

     Directors of the Company may be paid such compensation for their services and such reimbursements for expenses of attendance at board meetings as the Board of Directors may from time to time determine. Currently, each member of the Board of Directors is paid a fixed fee of $500 per month. Directors fees were accrued as compensation for members of the Board of Directors for service on the Board of Directors during fiscal year 2000. Mr. McEvoy was paid $3,000 per quarter in fiscal year 2000 for his services as Secretary of the Board of Directors. In addition, the Company accrued $21,250 in fiscal year 2000 for services rendered by Mr. Green to negotiate Gary A. Fitchett's separation and severance from the Company and forbearance of demanding payment for accrued management fees between the Company and Mr. Fitchett. Mr. McEvoy was also paid $8,612 for legal services that he provided to the Company.

MEETINGS OF THE BOARD OF DIRECTORS

     During the fiscal year ended December 31, 2000, the Board of Directors of the Company met three (3) times. No director attended less than 75% of the Board meetings while serving as such director.

COMMITTEES OF THE BOARD

     The Audit Committee is the only standing committee of the Board of Directors. Charles Green and Elke Veselinovic served on the Audit Committee in fiscal 2000. The principal functions of the Audit Committee include the review of the annual financial statements, reports and recommendations regarding the adequacy of internal accounting controls made by the independent auditors and such other matters with respect to the accounting, auditing and financial reporting procedures as it may deem appropriate or as may be brought to its attention. The Audit Committee held one (1) meeting during fiscal 2000. No member of the Audit Committee attended fewer than 75% of the Audit Committee meetings while serving as a committee member.

               REPORT OF AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committe of the Board of Directors (the "Audit Committee"), which was formed on March 30, 2000, is responsible for, among other things, reviewing and discussing the audited financial statements with management, discussing with the Company's auditors information relating to the auditors' judgments about the quality of the Company's accounting principles, recommending to the Board of Directors that the Company include the audited financials in its Annual Report on Form 10-KSB and overseeing compliance with the Securities and Exchange Commission requirements for disclosure of auditors' services and activities. The Board of Directors has adopted a written charter for the Audit Committee. A copy of such charter is included in this proxy material as Appendix A.

REVIEW OF AUDITED FINANCIAL STATEMENTS

     The Audit Committee has reviewed the Company's financial statements for the fiscal year ended December 31, 2000, and the one-month period of December, 1999, as audited by S.E. Clark & Company P.C., the Company's independent auditors, and has discussed these financial statements with management. In addition, the Audit Committee has discussed with S.E. Clark & Company P.C. the matters required to be discussed by Statement of Auditing Standard 61 regarding the codification of statements on auditing standards. Furthermore, the Audit Committee has received the written disclosures and the letter from S.E. Clark & Company P.C. required by the Independence Standards Board Standard No. 1 and has discussed with S.E. Clark & Company P.C. its independence.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, or in determining auditor independence. Members of the Committee rely, without independent verification on the information, provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent."

RECOMMENDATION

     Based upon the foregoing review and discussion, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2000 and the one-month period of December, 1999 be filed with the Company's annual report on Form 10-KSB.

MEMBERSHIP

     The Audit Committee consists of Charles Green and Elke Veselinovic.

AUDIT FEES

     The aggregate fees billed for professional services rendered for the audit of the Company's financial statements for the fiscal year ended November 30, 1999 that were used in connection with the 10-KSB filed in fiscal year 2000 and the review of the Company's financial statements included in its Forms 10-QSB for fiscal year 2000 were $30,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     The aggregate fees billed for the professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X rendered by S.E. Clark & Company P.C. for the fiscal year ended December 31, 2000 and the one-month transition period of December, 1999 were $3,820. The Audit Committee has considered whether the provision of these services is compatible with maintaining the principal accountant's independence.

ALL OTHER FEES

     In addition, the Company paid other fees to S.E. Clark & Company P.C. totaling approximately $33,000 for non-audit services rendered to the Company, primarily related to the Form 10-SB filing. The Audit Committee has considered whether the provision of these services is compatible with maintaining the principal accountant's independence.

LEGAL PROCEEDINGS

     None of the Company's officers, directors or beneficial owners of 5% or more of the Company's outstanding securities is a party adverse to the Company nor do any of the foregoing individuals have a material interest adverse to the Company.

BACKGROUND OF OTHERS EXPECTED TO MAKE A SIGNIFICANT CONTRIBUTION TO THE BUSINESS

     The Company formed an advisory council (the "Advisory Council") on March 1, 1998, which serves as a group that provides advisory services to the Company and the Company's Board of Directors. The Company believes that members of the Advisory Council represent a diverse range of professional, management, technical, and geographic perspectives. The Advisory Council meets on an "as needed" basis. Each member of the Advisory Council is paid a fixed fee of $500 per quarter and receives $1000 plus out-of-pocket travel expenses for each

Advisory Council meeting attended. An advisors fee was accrued as compensation for Members of the Advisory Council for service on the Advisory Council during fiscal year 2000. Each member of the Advisory Council has also entered into an indemnification agreement with the Company which provides for the Company to indemnify each member of the Advisory Council against expenses, including attorneys' fees, reasonably incurred in connection with actions against or threatened against such member by reason of the fact that such member was a member of the Advisory Council or by reason of any action or inaction taken by such member while acting in the capacity of a member of the Advisory Council. The members of the Company's Advisory Council are:

     Luba Veselinovic, age 62, has served as President and Chief Executive Officer of the Company since June 1999 and as a member of the Advisory Council since June 1998. See "Information Concerning Directors, Nominees, and Officers."

     M. Gerry Malloy, age 57, has served as a member of the Company's Advisory Council since June 1998. Mr. Malloy has served as President and Principal Engineer of Kaptest Engineering Limited since he founded Kaptest Engineering Limited in 1976. Mr. Malloy received his Bachelor's Degree in Mechanical Engineering from the General Motors Institute in 1967 and his Master's Degree in Engineering from McMaster University in 1968.

     Wilfried Boelke, age 64, has served as a member of the Advisory Council since January 2000. Mr. Boelke has practiced as a German certified public accountant and tax consultant in Berlin and Essen, Germany for more than 30 years. Mr. Boelke received his Bachelor's Degree in Business Economics from the University of Cologne in 1963 and his Master's Degree in Business Economics and Political Science from the University of Mainz in 1969.

     Stefan  Schorghuber,  age 39,  has  served  as a  member  of the  Company's
     Advisory Council since December 2000. Mr. Schorghuber has served as Chairman of the Executive Board of Schorghuber Stiftung & Co. Holding KG since 1995, Chief Executive Officer of Bavaria Hotel Holding International GmbH since 1999 and Managing Partner for Blue Lion GmbH & Co. Holding KG since 1999, all of which are German companies. From 1990 to 1995, Mr. Schorghuber served as a member of the Executive Board of Bayerische Braustiftung J. Schorghuber, a German entity. In addition, Mr. Schorghuber is the Chairman of the Supervisory Board for the following German companies: Arabella Hotel Holding AG, Deutsche Hausbau Holding AG, and Bayerische Immobilien AG; and Mr. Schorghuber serves as a Member of the Supervisory Board of Bayerische BrauHolding AG and Coca-Cola Erfrischungsgetranke AG, both of which are German companies.

INVOLVEMENT IN LEGAL PROCEEDINGS

     To the best of management's knowledge, during the past five years, none of the following occurred with respect to a present or former director or executive officer of the Company:

     (1) Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

     (2) Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

     (3) Being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of any competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and

     (4) Being found by a court of competent jurisdiction (in a civil action), the commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the numbers of shares and percentage of all shares of the Company's Common Stock outstanding as of March 5, 2001, held by
(i) any person known to the Company to be the beneficial owner of 5% or more of the Company's outstanding Common Stock, (ii) each director and executive officer of the Company, and (iii) all directors and executive officers as a group.

            NAME AND ADDRESS                                 AMOUNT & NATURE OF
         OF BENEFICIAL OWNER (1)                              BENEFICIAL OWNER           PERCENT OF CLASS (2)
         -----------------------                              ----------------           --------------------
5% STOCKHOLDERS

Bavaria Hotel Holding International Gmbh(3)                      2,325,000                      16.21%
Krida Overseas Trading and Investment Limited                    2,684,213                      18.72%

DIRECTORS AND EXECUTIVE OFFICERS

Luba Veselinovic                                                 3,031,183(4)                   21.10%
Ernesto Zaragoza de Cima                                           108,948(5)                       *
Lawrence J. McEvoy Jr.                                             126,805(6)                       *
Elke Veselinovic                                                 3,031,183(7)                   21.10%

Charles H. Green                                                     3,000                          *

Reiner Becker                                                      525,000(8)                    3.66%

All Executive Officers and Directors as a Group
 (6 Persons)                                                     3,794,936(9)                   26.32%

----------
*    Represents beneficial ownership of less than 1%.
(1) Except as otherwise indicated, each holder may be reached through the Company at 3296 East Hemisphere Loop, Tucson, Arizona 85706-5013.
(2) The percentages shown are calculated based upon 14,341,575 shares of Common Stock outstanding on March 5, 2001. The numbers and percentages shown include the shares of Common Stock actually owned as of March 5, 2001, and the shares of Common Stock that the identified person or group had the right to acquire within 60 days of such date. In calculating the percentage of ownership, all shares of Common Stock that the identified person or group had the right to acquire within 60 days of March 5, 2001, upon the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by such person or group, but are not deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by any other person.
(3) Bavaria Hotel Holding International GmbH is a wholly owned subsidiary of Blue Lion GmbH & Co. Holding KG, which is wholly owned by Stefan Schoenghuber, a German resident. Mr. Schoenghuber has sole investment power with respect to the shares held in the name of Bavaria Hotel Holding International GmbH.
(4) Consists of 2,684,213 shares owned by Krida Overseas, which is controlled by Mr. Veselinovic, and 321,970 shares owned by the Veselinovic Children's Trust, which is controlled by Mr. Veselinovic and his spouse, Elke Veselinovic. Includes 25,000 shares of Common Stock subject to options exerciseable by Mrs. Veselinovic within 60 days of March 5, 2001.
(5) Includes 25,000 shares of Common Stock subject to options exercisable within 60 days of March 5, 2001.

(6) Consists of 4,286 shares owned by the McEvoy Family Trust and 97,519 shares owned directly by Mr. McEvoy. Includes 25,000 shares of Common Stock subject to options exercisable within 60 days of March 5, 2001.
(7) Consists of 321,970 shares owned by the Veselinovic Children's Trust, and 2,684,213 shares owned by Krida Overseas, which is controlled by Mrs. Veselinovic's spouse, Luba Veselinovic. Includes 25,000 shares of Common Stock subject to options exercisable by Mrs. Veselinovic within 60 days of March 5, 2001.
(8)  Includes 25,000 shares owned by Mr. Becker's spouse, Diane Becker.
(9) For purposes of determining the total number of shares of Common Stock beneficially owned by all executive officers and Directors as a group, the shares reported as beneficially owned by Krida Overseas, Luba Veselinovic and Elke Veselinovic have been included once.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, as well as persons beneficially owning more than 10% of the Company's outstanding Common Stock, to file certain reports of ownership with the Securities and Exchange Commission (the "SEC") within specified time periods. Such officers, directors and shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of such forms received by it, or written representations from certain reporting persons, the Company believes that for the fiscal year ended December 31, 2000, all Section 16 (a) filing requirements applicable to its officers, directors and 10% shareholders were complied with, except two transactions not timely reported by Luba Veselinovic, Elke Veselinovic and Krida Overseas, and one transaction not timely reported by each Bavaria Hotel Holding International GmbH and Reiner Becker. These transactions have now been reported.

CHANGE OF FISCAL YEAR

     On November 2, 2000, the Board of Directors of the Company approved to change the company's fiscal year end from November 30 to December 31 commencing with the current fiscal year, and, therefore, current information in this proxy statement is presented for the fiscal year ended December 31, 2000.

                             EXECUTIVE COMPENSATION

COMPENSATION

     The following table sets forth the compensation received for services rendered to the Company or its subsidiaries in all capacities during the fiscal year ended December 31, 2000, by the Company's Chief Executive Officer and each of the Company's other executive officers who received compensation in excess of $100,000 (the "Named Executive Officer"), which includes salary and bonus earned during the fiscal year ended December 31, 2000. The Chief Executive Officer was the only officer of the Company that was paid compensation in fiscal 2000 in excess of $100,000.

                           SUMMARY COMPENSATION TABLE

                                            ANNUAL COMPENSATION                          LONG-TERM COMPENSATION AWARDS
                                    -----------------------------------   -------------------------------------------------------
                                                                                                                   PAYOUTS
                                                                                                           ----------------------
                                                                                          SECURITIES
   NAME AND PRINCIPAL                                      OTHER ANNUAL    RESTRICTED     UNDERLYING        LTIP      ALL OTHER
        POSITION            YEAR    SALARY ($)     BONUS   COMPENSATION   STOCK AWARD   OPTIONS/SARS (#)   PAYOUTS   COMPENSATION
        --------            ----    ----------     -----   ------------   -----------   ----------------   -------   ------------
Luba Veselinovic (1)
  President and Chief       2000    162,500(2)       0           0             0               0              0            0
  Executive Officer         1999      120,000        0           0             0               0              0            0

Gary A. Fitchett(3)
  Former Presient and       2000         --         --          --            --              --             --           --
  Chief Executive Officer   1999     60,000(4)       0           0             0               0              0            0

----------
(1) Mr. Veselinovic was elected President and Chief Executive Officer of the Company effective June 1, 1999. Mr. Veselinovic serves as President and Chief Executive Officer pursuant to a Secondment Agreement between the Company and Krida Overseas, which is Mr. Veselinovic's employer. Pursuant to the Secondment Agreement, the Company pays Krida Overseas $150,000 per year for the services of one or more employees of Krida Overseas, including Mr. Veselinovic.
(2) Includes $12,500 for the one-month period ended December 31, 1999 and $150,000 for the fiscal year ended December 31, 2000 payable to Krida Overseas pursuant to the Secondment Agreement for services rendered by one or more employees of Krida Overseas, including Mr. Veselinovic. During fiscal year 2000 and the one month period ending on December 31, 1999, the Company paid $108,000 to Krida Overseas for the services of one or more employees of Krida Overseas, including Mr. Veselinovic as President and Chief Executive Officer of the Company, the balance of $42,000 has been accrued but not paid by the Company.
(3) Mr. Fitchett resigned as President and Chief Executive Officer of the Company effective June 1, 1999.
(4) The compensation payable to Mr. Fitchett for his services as President and Chief Executive Officer of the Company during the fiscal year ended November 30, 1999 has been accrued but not paid by the Company

     The Company currently has no employee benefit plans but may establish them in the future. There was no long-term compensation paid in these periods.

OPTION GRANTS

     The Company did not grant options to the Named Executive Officers during the fiscal year ended December 31, 2000.

OPTION EXERCISES

     There were no exercises of stock options during fiscal year ended December 31, 2000 by the Named Executive Officers.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES


                                                        NUMBER OF SECURITIES   VALUE OF UNEXERCISED
                                                            UNDERLYING            IN-THE-MONEY
                                                        UNEXERCISED OPTIONS/    OPTIONS/SAR'S AT
                             SHARES                     SARS AT FY-END (#)          FY-END ($)
                          ACQUIRED ON       VALUE          EXERCISABLE/            EXERCISABLE/
      NAME                EXERCISE (#)   REALIZED ($)     UNEXERCISABLE           UNEXERCISABLE
      ----                ------------   ------------     -------------           -------------
Luba Veselinovic               0             --               0(1)/0                  None

----------
(1) Mr. Veselinovic was granted options to purchase 15,000 shares of Common Stock for $4.00 per share as compensation for his service on the Company's Advisory Council in fiscal year 1998. These options subsequently expired on December 31, 2000.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

     The Company is not a party to any employment contracts; however, the Company is a party to a Secondment Agreement with Krida Overseas, effective December 1, 1998 (the "Secondment Agreement"), under which the Company has retained the services of Luba Veselinovic as President and Chief Executive
Officer. Pursuant to the Secondment Agreement, the Company pays Krida Overseas $150,000 per year for the services of one or more employees of Krida Overseas, including Mr. Veselinovic. The initial term of the Secondment Agreement is five years, which is automatically renewable for additional five-year periods.

     Additionally, the Company has entered into a perpetual license agreement with Krida Overseas for the exclusive right to use, develop, and market a composite plastic industrial engineering material (the "NuPro Material") worldwide. The license agreement contains a limitation on the exclusiveness of the license after December 31, 2002, if Mr. Veselinovic is not an executive officer of the Company and the Company does not meet certain sales expectations to be negotiated between Krida Overseas and the Company. As a result, after December 31, 2002, the Company's exclusive right to use, develop, and market the NuPro Material may terminate if Mr. Veselinovic is no longer serving as an executive officer of the Company and the Company does not meet certain sales performance levels.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company's Board of Directors has a policy that any transactions between the Company and any of its executive officers and directors will be on terms believed to be no less favorable to the Company than could be obtained from unaffiliated third parties and will be in connection with bona fide business purposes of the Company.

     Effective November 1, 1997, the Company entered into a lease with Ernesto Zaragoza de Cima, a director and Vice President of the Company, for certain prototyping, tool modeling, and administrative facilities in Guaymas, Sonora, Mexico, consisting of 2,482 square feet (the "Mexican Facilities Lease"). Rent under the lease is payable in an amount equal to $1,015.50 per month. The initial term of the lease is for a period of five years. After the initial term, the lease may be extended at the option of the Company for an additional five-year period. The Company has also entered into an oral agreement with Mr. Zaragoza de Cima to lease warehouse and showroom facilities in the same location for approximately $2,500 per month and under the same terms as the Mexican Facilities Lease Agreement.

     During fiscal year 1998, each member of the Company's Board of Directors received options to purchase 25,000 shares of Common Stock at an exercise price of $4.00 per share. These options expire on December 31, 2002.

     Effective December 1, 1999, the Company entered into a Forbearance Agreement with Krida Overseas and Fitchett in which Krida Overseas and Fitchett agreed to forbear on any demand for payment of accrued management fees ("Fees") owed to them until the Company's resources are sufficient to ensure that such payment of all or some of the Fees will not impair the Company's ability to respond to its operational cash needs or other corporate opportunities. The Fees due to be paid to Krida Overseas total $175,000 and the Fees due to be paid to Fitchett total $175,000. Pursuant to the Forbearance Agreement, Fees will be paid to Krida Overseas and Fitchett based on the Company's ability to make payment as follows: (i) when the Company generates $10,000,000 in revenues in any 12 month fiscal period, the Company will contribute 40% of its net operating profits for that same period toward the repayment of the outstanding balance, or
(ii) when the Company realizes the generation of additional equity contributions equal to or in excess of $5,000,000 in any 12 month period, the Company will utilize a portion of those equity contributions to retire all outstanding unpaid Fees. Notwithstanding anything mentioned above, the Company agreed to pay Krida Overseas a minimum of $25,000 annually plus any applicable withholding taxes. Any such advances to Krida Overseas shall reduce the unpaid balance of the Fees accordingly. The parties agree that any Fees accrued and unpaid shall not bear interest.

     On August 24, 1999, NuPro Innovation Mexico S.A. de C.V., a majority-owned subsidiary of the Company ("NuPro Mexico"), entered into a Buy-Sell Agreement with Ernesto Zaragoza de Cima, a Vice President and director of the Company, to acquire approximately 6,176 square meters of land in Guaymas, Sonora, Mexico. The land was acquired for approximately $100,000 and was used for the construction of the Company's new manufacturing facilities in Mexico

     Krida Overseas, which is controlled by Luba Veselinovic, President and Chief Executive Officer of the Company, owns the technology relating to the NuPro Material. The Company has entered into a Technology License Agreement, as amended, with Krida Overseas, dated as of June 1, 1999 (the "Krida License"), which provides the Company with the perpetual, exclusive right to use, develop, and market the NuPro Material worldwide. The Krida License provides for a license fee of 1.5% of the gross revenues of the Company up to $5,000,000 and 2.0% thereafter. In the event Mr. Veselinovic no longer is an executive officer of the Company and the Company's sales are not meeting certain pre-established sales expectations to be negotiated between Krida Overseas and the Company, the rights granted under the Krida License will become non-exclusive 60 days following December 31, 2002. As an officer of the Company, Mr. Veselinovic will have fiduciary obligations to the Company's stockholders that may conflict with his own interests as an affiliate of the owner of the NuPro Material.

     Mr. Veselinovic serves as President and Chief Executive Officer of the Company pursuant to the Secondment Agreement. The Secondment Agreement provides for employees of Krida Overseas to perform services for the Company while remaining employees of Krida Overseas. The Secondment Agreement currently provides for a $150,000 fee payable by the Company to Krida Overseas in exchange for the services of Mr. Veselinovic and other persons from time to time. The Company currently does not anticipate other persons who are or will become employees of Krida Overseas will perform services for the Company under the Secondment Agreement in the next 12 months. The initial term of the Secondment Agreement is five years, which is automatically renewable for additional five-year periods.

     During the third quarter of 2000, NuPro de Mexico completed construction of the first phase of two production facilities in Guaymas, Sonora, Mexico, totaling approximately 32,000 square feet for an approximate cost of $1,300,000. An affiliate of Ernesto Zaragoza, a director and executive officer of the Company, acted as the general contractor.

     Pursuant to discussions in February 2001 between Luba Veselinovic, President and Chief Executive Officer of the Company, and Ernesto Zaragoza de Cima, a Vice President and director of the Company, TopTrac S.A. de C.V. ("TopTrac"), an entity incorporated under the laws of Mexico which is a strategic partner of the company located in Mexico and controlled by Ernesto Zaragoza de Cima, TopTrac will be dissolved as a company in Mexico and will be integrated as a department of NuPro de Mexico as of March 31, 2001.

                       RATIFICATION OF INDEPENDENT AUDITOR

     The Board of Directors of the Company has appointed the firm of S.E. Clark & Company P.C., independent auditors, to audit the financial statement of NuPro for the year ended December 31, 2001, subject to ratification of the appointment by the NuPro stockholders.

     It is proposed that the shareholders of the Company ratify S.E. Clark & Company P.C. as the auditor of the Company for the year ending December 31, 2001.

     A representative of S.E. Clark & Company P.C. is expected to be present at the Annual Meeting and to be provided with an opportunity to make a statement if the representative desires to do so, and to be available to respond to appropriate questions from stockholders.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

     The Company changed its independent auditor from BDO Dunwoody LLP to S.E. Clark & Company, P.C. on February 8, 1999. S.E. Clark & Company, P.C. has audited the Company's financial statements for the years ended November 30, 1998 and 1999. This change was by mutual consent due to the Company's domestication in the State of Delaware from the Canadian Province of Ontario on August 7, 1997. The change was approved by the Company's Board of Directors. None of the former accountant's reports on the Company's financial statements contain an adverse opinion or disclaimer of the opinion or was modified as to uncertainty, audit scope or accounting principles. There were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or any reportable events.

                                  OTHER MATTERS

ANNUAL REPORT

     The Company's 2000 Annual Report to Shareholders, which includes audited Financial Statements for the years ended December 31, 2000 and November 30, 1999 and the one-month transition period ended December 31, 1999, is enclosed herewith.

NO ADDITIONAL ITEMS

     The Company has received no notice of any other items submitted for consideration at the meeting and except for reports of operations and activities by Management, which are for informational purposes only and require no action of approval or disapproval, the Board of Directors neither knows of nor contemplates any other business that will be presented for action by the shareholders at the Meeting.

SHAREHOLDER PROPOSALS FOR ACTION AT THE COMPANY'S NEXT ANNUAL MEETING

     A shareholder proposal for shareholder action at the next Annual Meeting of Shareholders to be held in 2002 (the "2002 Annual Meeting"), must be received by the Company's Secretary at the Company's offices no later November 6, 2001, in order to be included in the Company's proxy statement and form of proxy for that meeting. Such proposals should be addressed to the Corporate Secretary, NuPro Innovations Inc., 3296 East Hemisphere Loop, Tucson, Arizona 85706-5013. If a shareholder proposal is introduced at the 2002 Annual Meeting without any discussion of the proposal in the Company's proxy statement, and the shareholder does not notify the Company on or before January 30, 2002, as required by SEC Rule 14a-4(c)(1), of the intent to raise such proposal at the 2002 Annual Meeting, then proxies received by the Company for the 2002 Annual Meeting will be voted by the persons named in such proxies in their discretion with respect to such proposal. Notice of such proposal is to be sent to the above address.

     Please complete, date and sign the enclosed Proxy Card and return it promptly in the enclosed reply envelope. No postage is required if mailed in the United States.

                                 By Order of the Board of Directors,


                                 /s/ Elke Veselinovic

                                 Elke Veselinovic
                                 Treasurer


Tucson, Arizona
March 21, 2001

                                   APPENDIX A


                             NUPRO INNOVATIONS INC.

                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS


                                 March 30, 2000


                                   I PURPOSE

The primary purpose of the Audit Committee of the Board of Directors of Nupro Innovations Inc. (the "Company") is to provide independent and objective oversight of the accounting functions and internal controls of the Company, its subsidiaries and affiliates and to ensure the objectivity of the Company's financial statements. The Committee and the Board shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants. The Committee shall also review and advise the Board with respect to the Company's management policies and tax policies.

                                  II FUNCTIONS

The Audit Committee shall perform the following functions:

1. INDEPENDENT ACCOUNTANTS. Recommend to the Board the firm to be employed by the Company as its independent accountants, which firm shall be ultimately accountable to the Board and the Committee as representatives of shareholders.

2. PLAN OF AUDIT. Consult with the independent accountants regarding the plan of audit. The Committee also shall review with the independent accountants their report on the audit and review with management the independent accountants suggested changes or improvements in the Company's accounting practices or controls.

3. ACCOUNTING PRINCIPLES AND DISCLOSURE. Review significant developments in accounting rules. The Committee shall review with management recommended changes in the Company's methods of accounting or financial statements. The Committee also shall review with the independent accountants any significant proposed changes in accounting principles and financial statements.

4. INTERNAL ACCOUNTING CONTROLS. Consult with the independent accountants regarding the adequacy of internal accounting controls. Where appropriate, consultation with the independent accountants regarding internal controls shall be conducted out of management's presence. In connection with this function, the Committee may require the legal counsel to circulate a questionnaire to evaluate the Company's compliance with financial disclosure and accounting law.

5. FINANCIAL DISCLOSURE DOCUMENTS. Review with management and the independent accountants the Company's financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission or sent to stockholders and following the satisfactory completion of each year-end review recommend to the Board the inclusion of the audited financial statements in the Company's filing on Form 10-KSB. The review shall include any significant problems and material disputes between management and the independent accountants and a discussion with the independent accountants out of management's presence of the quality of the Company's accounting principles as applied in its financial reporting, the clarity of the Company's financial disclosures and degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates, and a frank and open discussion of other significant decisions made by management in preparing the financial disclosure and reviewed by the independent accountants.

6. INTERNAL CONTROL SYSTEMS. Review with management and internal auditors the Company's internal control systems intended to ensure the reliability of financial reporting and compliance with applicable codes of conduct, laws, and regulations. The review shall include any significant problems and regulatory concerns. The Committee also shall review internal audit plans in significant compliance areas.

7. ETHICAL ENVIRONMENT. Consult with management on the establishment and maintenance of an environment that promotes ethical behavior, including the establishment, communication, and enforcement of codes of conduct to guard against dishonest, unethical, or illegal activities.

8. OVERSIGHT OF EXECUTIVE OFFICERS AND DIRECTORS AND CONFLICTS OF INTEREST. Review significant conflicts of interest involving directors or executive officers. The Committee shall review compliance with Company policies and procedures with respect to officers' expense accounts and prerequisites, including their use of corporate assets, and consider the results of any review of these areas by the internal auditor or the independent accountant. The Committee also shall review significant questionable or illegal payments.

9. OVERSIGHT OF INDEPENDENT ACCOUNTS. Evaluate the independent accountants on an annual basis and where appropriate recommend a replacement for the independent accountants. In such evaluation, the Committee shall ensure that the independent accountants deliver to the Committee a formal written statement delineating all relationships between the accountants and the Company. The Committee also shall engage in a dialogue with the accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants and in response to the independent accountant's report take, or recommend that the Board take, appropriate action to satisfy itself of the independent accountant's independence.

10. ADEQUACY OF PERSONNEL. Review periodically the adequacy of the Company's accounting, financial, and auditing personnel resources.

11. RISK MANAGEMENT. Review and evaluate risk management policies in light of the Company's business strategy, capital strength, and overall risk tolerance. The Committee also shall evaluate on a periodic basis the

     Company's investment and derivatives risk management policies, including the internal system to review operational risks, procedures for derivatives investment and trading, and safeguards to ensure compliance with procedures.

12. TAX POLICIES. Review periodically the Company's tax policies and any pending audits or assessments.

13. OFFERINGS OF SECURITIES. Perform appropriate due diligence on behalf of the Board of Directors with respect to the Company's offerings of securities.

14. CHARTER AMENDMENTS. Review this Charter annually, assess its adequacy and propose appropriate amendments to the Board.

The Committee's function is one of oversight and review, and it is not expected to audit the Company, to define the scope of the audit, to control the Company's accounting practices, or to define the standards to be used in preparation of the Company's financial statements.

                         III COMPOSITION & INDEPENDENCE

The Committee shall consist of not less than two Board members, who shall be appointed by the Board of Directors. Members of the Committee shall be financially literate or become financially literate within a reasonable period of time after appointment to the Committee and at least one member of the Committee shall have accounting, related financial management expertise, or any other comparable experience or background that results in the individual" financial sophistication. No member of the Committee shall be employed or otherwise affiliated with the Company' independent accountants.

In the event that a Committee member faces a potential or actual conflict of interest with respect to a matter before the Committee, that Committee member shall be responsible for alerting the Committee Chairman, and in the case where the Committee Chairman faces a potential or actual conflict of interest, the Committee Chairman shall advise the Chairman of the Board of Directors. In the event that the Committee Chairman, or the Chairman of the Board of Directors, concurs that a potential or actual conflict of interest exists, an independent substitute Director shall be appointed as a Committee member until the matter, posting the potential or actual conflict of interest, is resolved.

                             IV QUORUM AND MEETINGS

A quorum of the Committee shall be declared when a majority of the appointed members of the Committee are in attendance. The Committee shall meet on a regular basis. Meetings shall be scheduled at the discretion of the Chairman. Notice of the meetings shall be provided at least ten days in advance. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

                                   V REPORTS

The Committee will report to the Board from time to time with respect to its activities and its recommendations. When presenting any recommendation or advice to the Board, the Committee will provide such background and supporting information as may be necessary for the Board to make an informed decision. The Committee will keep minutes of its meetings and will make such minutes available to the full Board for its review.

The Committee shall report to shareholders in Company's proxy statement for its annual meeting whether the Committee has satisfied its responsibilities under this Charter.

                               VI OTHER AUTHORITY

The Committee is authorized to confer with Company management and other employees to the extent it may deem necessary or appropriate to fulfill its duties. The Committee is authorized to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee also is authorized to seek outside legal or other advice to the extent it deems necessary or appropriate, provided it shall keep the Board advised as to the nature and extent of such outside advice.

The Committee will perform such other functions as are authorized for this Committee by the Board of Directors Statement of Purpose and Responsibilities or the Board of Directors.

                                   APPENDIX B


March 12, 2001



U.S. Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C.  20549

     Re: Proxy Statement for the 2001 Annual Shareholders Meeting of
         NuPro Innovations Inc.

Gentlemen:

We have read the section titled "Changes in and Disagreements with Accountants on Accounting and Financial Disclosure" included in the Proxy Statement for the 2001 Annual Shareholders Meeting of NuPro Innovations Inc. that will be held on April 20, 2001 and that is intended to be filed with the Securities and Exchange Commission and are in agreement with the statement contained therein.

Yours very truly,

/s/ BDO Dunwoody LLP


CHARTERED ACCOUNTANTS

Per: Robert W. Babensee, C.A.
     Partner

NuPro Innovations Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NUPRO INNOVATIONS INC. FOR THE 2001 ANNUAL MEETING OF SHAREHOLDERS

     The undersigned shareholder of NuPro Innovations Inc., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders dated March 21, 2001, and hereby appoints Luba Veselinovic or Elke Veselinovic and each of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2001 Annual Meeting of shareholders of NuPro Innovations INC. to be held at the Armida Hotel, Carretera Internacional Salida Norte, Guaymas, Sonora, Mexico CP 85420, on April 20, 2001, at 10:00 a.m., Mountain Standard Time, and at any adjournment(s) or postponement(s) thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

1.   ELECTION OF DIRECTORS

                    FOR nominees listed below :
                                                    FOR           WITHHOLD

                    Ernesto Zaragoza de Cima      [ ]               [ ]
                    ------------------------------------------------------------
                    Lawrence J. McEvoy Jr.        [ ]               [ ]
                    ------------------------------------------------------------
                    Elke Veselinovic              [ ]               [ ]
                    ------------------------------------------------------------
                    Charles H. Green              [ ]               [ ]
                    ------------------------------------------------------------
                    Reiner Becker                 [ ]               [ ]
                    ------------------------------------------------------------

     The undersigned agrees that the proxy holder is authorized to cumulate votes in the election of directors and to vote for less than all of the nominees.

2. To ratify S.E. Clark & Company P.C. as the independent auditor of the Company.

         FOR                       AGAINST                    ABSTAIN
        [ ]                          [ ]                        [ ]

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED ABOVE, FOR PROPOSAL NO. 2 AND AS SAID PROXIES DEEM ADVISABLE ON SUCH MATTERS AS MAY COME BEFORE THE MEETING.

     Dated: ________________, 2001

                    PLEASE PRINT NAME (As it Appears on Share Certificate):

                    ------------------------------------------------------------

                    Please sign exactly as your name appears above. When shares are held in common or in joint tenancy, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

                    SIGNATURES:

                    ------------------------------------------------------------

                    ------------------------------------------------------------

                    ------------------------------------------------------------

Please return in the enclosed, postage-paid envelope.

                 I Will _____ Will not _____ attend the Meeting.